UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

431 N. Pennsylvania St.

Indianapolis, IN	46204
(Address of principal executive offices)	(Zip code)

Freddie Jacobs, Jr.

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	06/30

Date of reporting period:	06/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

IMS Family of Funds

IMS Capital Value Fund

IMS Strategic Allocation Fund

IMS Strategic Income Fund

Annual Report

June 30, 2005

TABLE OF CONTENTS

Management’s Discussion and Analysis	3

Fund Holdings	11

About Your Fund’s Expenses	12

Schedule of Investments	14

Statement of Assets and Liabilities	23

Statement of Operations	24

Statement of Changes in Net Assets	25

Financial Highlights	28

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	38

Directors and Officers Chart	39

Other Information	40

The Funds' investment objectives, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company. Please read it carefully before investing. The prospectus is available at www.imscapital.com. Distributed by Unified Financial Securities, Inc., member NASD.

Dear Fellow Shareholders,

We are pleased to present the IMS Family of Funds Annual Report for the fiscal year ending June 30, 2005. This report contains a summary of economic and market activity for the IMS Funds over the last twelve months, as well as a discussion of the investment strategies used to generate the Funds’ returns. We encourage you to read this report carefully and contact us if you have any questions.

Fund News

First, we would like to extend a warm welcome to shareholders who are new to the IMS Family of Funds this year. Since the beginning of 2005, the Funds grew in size by approximately $16 million, or about 10%. This growth was funded by a combination of new investments and capital appreciation despite a challenging market environment. Earlier this year, we announced a new No-Fee IRA program. Effective in 2005, shareholders will no longer pay an annual custodial fee for IRAs invested in the IMS Funds. So if you have been considering opening an IRA this year or consolidating your IRAs with a low cost provider, now is the time to consider an IRA with the IMS Family of Funds.

In other fund news, the IMS Capital Value Fund was recently featured in an article written by Jeff Benjamin of Investment News. For a copy of this article, please contact us and we would be happy to send it to you. The Fund was also recently added to RBC Dain Rauscher’s Recommended Mutual Fund List.

And lastly, thanks to the trust and confidence of our valued clients and shareholders, IMS Capital Management was recently named the sixth fastest growing private company in Oregon by the Portland Business Journal based on revenue growth over the past three years.

A Mixed Market

In financial market activity over the fiscal year, the major equity indices were mixed. For instance, the predominately large cap S&P 500 was up just 6.28% over the last 12 months, while the S&P 400, a measure of mid cap stock performance, was up 14.02% for the period and the NASDAQ was up 1.11%. Meanwhile, long-term rates have remained stubbornly low, despite the Fed raising interest rates nine times since June of 2004. The Fed has signaled that it is not quite finished with its tightening policy, and we expect long-term rates to drift slightly higher in coming months.

Looking ahead, we anticipate some slowing of the economy. Issues that are of concern to investors are familiar: high oil prices, high consumer and government debt, conflict in the Middle East and the threat of higher interest rates. Although we sense some risk in the financial markets right now, we would view any declines in stock prices as a buying opportunity prior to a stronger market in the fall. In the near term, we will seek to practice skillful security selection in an effort to produce strong relative returns.

As always, we appreciate your investment in the IMS Family of Funds, and we look forward to serving your needs in the years to come. If you have any questions about this report or about your investment with us, please feel free to contact us at 800-408-8014.

Sincerely,

Carl W. Marker	Art Nunes
Portfolio Manager	Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Funds may be lower or higher than the performance quoted. The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-408-8014.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and Russell Mid-Cap Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Funds’ portfolios. The Merrill Lynch US Corporate Master Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than are found in the Funds’ portfolios. The Dow Jones U.S. Moderate Relative Risk Index is a widely recognized index of equity and fixed income prices and are representative of a broader market and range of securities than is found in the Funds’ portfolios. Individuals cannot invest directly in these Indices, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

IMS Capital Value Fund

Dear Shareholder,

For the fiscal year ended June 30, 2005, the IMS Capital Value Fund returned 8.66%. For the same period, the S&P 500 returned 6.28% and the Russell Mid Cap Value Index gained 21.80%. While the Fund’s return for the year handily beat the market as measured by the return of the S&P 500 Index, it trailed the return of the Russell Mid Cap Value Index. The reason is very simple: the industry and sector weightings of our Fund differ dramatically from those of the Russell Index. We tend to underweight the industries and sectors that are trading historically high to help reduce risk in the portfolio. The Russell Index happens to have much larger weights in some of the sectors that have been hot over the last year such as energy, REITs, basic materials, utilities and commodities. We do not expect to outperform in this kind of environment, and history suggests that this environment is not likely to continue much longer. As energy, basic material, commodity and real estate prices eventually settle down, we fully expect our relative return comparisons to improve.

The best performing sectors in the portfolio were financial services and healthcare. Our holdings in those sectors were up an average of 14.05% and 17.78%, respectively, in the fiscal year. Our stock picks within these sectors also contributed to Fund performance. For example, Humana, a leading provider of health benefits for individuals and groups, was up 135% during the period due to consistently beating its earnings estimates. And Cigna, a provider of employee benefits offered through the workplace, was up nearly 54% due to good earnings and favorable analyst revisions.

Investments detracting from performance during the reporting period included Eastman Kodak in the consumer cyclicals sector. As Kodak has endeavored to transition its business into the digital era, the company missed earnings and sales estimates, contributing to a negative return of 27% during the Fund’s fiscal year.

In the consumer staples sector, Rite Aid, which operates a chain of retail drugstores in the United States, lost about 20% during the period when its prescription business was weaker than expected.

Below, for your interest, are highlights of the Fund’s top sector and security weightings as of June 30, 2005. A more complete listing of the Fund’s investments is shown in the Schedule of Investments section of this report.

The Fund closed the quarter with a little over $90 million in assets, and by the time this report reaches you, the Fund will have celebrated its ninth year of operation on August 5, 2005. As always, we appreciate your investment in IMS Capital Value Fund, and we will work hard to maintain your trust and confidence in the years ahead.

Sincerely,

Carl W. Marker

Portfolio Manager

	IMS Capital	Russell Mid-Cap	S&P 500
	Value Fund	Value Index	Index
6/30/1996
8/5/1996	10,000.00	10,000.00	10,000.00
6/30/1997	12,450.00	13,071.39	13,608.80
6/30/1998	13,235.11	16,437.28	17,711.50
6/30/1999	15,692.44	17,362.08	21,743.29
6/30/2000	16,695.52	15,989.03	23,318.88
6/30/2001	17,315.89	19,814.44	19,862.41
6/30/2002	17,134.49	20,195.33	16,286.87
6/30/2003	20,267.05	20,066.61	16,327.19
6/30/2004	26,642.78	26,249.72	19,443.72
6/30/2005	28,950.64	31,971.05	20,664.79

The chart above assumes an initial investment of $10,000 made on August 5, 1996 (commencement of Fund operations) and held through June 30, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Allocation Fund

Dear Shareholder,

The IMS Strategic Allocation Fund posted a 2.37% gain for the fiscal year ended June 30, 2005, compared to the S&P 500 at 6.28% and the Fund's new benchmark, the Dow Jones U.S. Moderate Relative Risk Index at 9.15%. We felt strongly about changing the Fund's benchmark so that shareholders could compare Fund performance to a portfolio of securities that more closely resembled the holdings and risk/return objectives of the Fund. While the S&P 500 is made up of only equities, the Dow Jones Index maintains a minimum exposure to fixed income. Likewise, IMS Strategic Allocation Fund maintains a minimum 30% weighting in fixed income with discretion to invest up to 70% in bonds. A complete description of the new benchmark is included on page 2.

The Fund’s fiscal year offered some challenges for investors, with the major equity indices suffering losses in two of the last four quarters. As we anticipated, value-style investments led equity market performance throughout the fiscal year, and our decision to emphasize value-oriented investments in the portfolio benefited returns.

A strategy holding back performance compared to the benchmark was our decision to continue a heavy weighting in equities from late 2004 into the first quarter of 2005. When the stock market declined early in 2005, the Fund suffered. By the end of the March, however, we had reduced our most aggressive equity holdings and increased fixed income to over 30% of the portfolio with an emphasis on high yield bonds, emerging market debt and adjustable rate bonds.

Although the Fund's emerging market debt holding stumbled in the first quarter of 2005, it was the best performing fixed income holding in the second quarter, up over 6%. Likewise, small and mid cap stocks led the equity market decline early in the calendar year, but were the strongest equity performers in the portfolio when the market rallied during May and June. Our combined 29% weighting (as of June 30) in small and mid cap stocks benefited performance.

Below are the top five asset allocations as of June 30, 2005, as measured by the underlying securities of the mutual funds and ETFs owned by the IMS Strategic Allocation Fund. A more complete listing of portfolio holdings is contained in the Schedule of Investments section of this report.

Top Five Allocations as of June 30, 2005

Looking ahead, we have observed several macro economic factors that we believe have increased market risk and may lead to lower stock prices in the near term. These macro influences include higher interest rates, higher inflation and a slowing economy. Accordingly, the Fund is defensively positioned to preserve value if the equity markets weaken. Once these risks subside, we intend to increase the Fund's equity weighting significantly.

As always, we appreciate your investment in the IMS Strategic Allocation Fund and we look forward to serving your needs in the years ahead.

Sincerely,

Art Nunes	Carl W. Marker
Co-Portfolio Manager	Co-Portfolio Manager

	IMS Strategic	S&P 500	Dow Jones
	Allocation Fund	Index	U.S. Moderate Relative Risk Index
9/30/2002
11/5/2002	10,000.00	10,000.00	10,000.00
12/31/2002	9,660.00	9,643.31	10,153.75
3/31/2003	9,070.00	9,339.62	10,035.57
6/30/2003	10,560.00	10,776.57	11,264.18
9/30/2003	10,750.00	11,061.79	11,622.82
12/31/2003	12,105.81	12,406.71	12,597.20
3/31/2004	12,560.16	12,616.69	13,038.58
6/30/2004	12,418.81	12,833.59	13,023.97
9/30/2004	11,762.53	12,592.95	13,030.11
12/31/2004	13,559.56	13,750.70	14,004.57
3/31/2005	12,598.74	13,455.40	13,760.93
6/30/2005	12,712.52	13,639.54	14,216.20

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund

Dear Shareholder,

The IMS Strategic Income Fund gained 9.35% for the fiscal year ended June 30, 2005, compared to its benchmark, the Merrill Lynch US Corporate Master Index, which gained 8.22% for the same period. Sectors providing the greatest support to Fund performance during the period included energy, up 21%, preferred stock, up about 15%, and business trusts, up about 8%.

In the first half of the fiscal year, we maintained a 30% to 35% weighting in dividend-paying stocks. This strategy was particularly beneficial to the Fund late in 2004 when equities enjoyed a strong rally. Shortly into the new year, we began to reduce our stock position down to about 16%. This was also beneficial, as our dividend-paying stocks have tended to mirror the performance of the DJIA, which was in negative territory for the six months ended June 30, down nearly 5%.

Although high yield bonds and emerging market debt stumbled a bit in the first quarter of 2005, they recovered in the second quarter to end the Fund’s fiscal year in positive territory.

Sectors that disappointed included convertible bonds, down about 8%, and our inverse bond position, down about 3%, on average. We had expected a gradually rising interest rate environment and instead got a flat to slightly declining rate environment over the past year. We recognized the lack of momentum here and these positions were sold off.

The best performing securities in the portfolio included the Transforce Income Fund in the business trust category, up almost 70%. This Canadian business trust made some positive acquisitions during the year, increased its monthly dividend payment and was added to a Canadian market index. Pengrowth Energy Trust, also a Canadian income trust, was up over 40% due to the oil boom over the last year and a half.

Securities holding back performance included Winn Dixie, whose issuer filed for bankruptcy due to increasing costs and lower margins, and our Winn Dixie position lost roughly 40% of its value as a result. Specialty Food Groups, a Canadian business trust that lost about 34%, suspended its monthly dividend payments and this was not well received by shareholders. Lastly, ConAgra, a consumer staple stock that provides packaged foods, food ingredients, meat processing, and agricultural products, suffered when it lowered earnings expectations following an unfavorable lawsuit. The stock was down about 15% during the period.

Late in the year, we took positions in Ford and GM bonds, believing that they offer an attractive risk/reward profile, and each position has begun to generate positive returns for the Fund.

Below, for your interest, are the five largest sector weightings in the Fund as of June 30, 2005. A more complete listing of portfolio holdings is available in the Schedule of Investments section of this report.

As always, our goal is to obtain the highest available combination of current income and safety of principal by investing in income-producing securities that we believe will prosper in the prevailing economic and interest rate environment. We remain focused on what is in the best interests of our shareholders over the long term.

Thank you for your investment in the IMS Strategic Income Fund.

Sincerely,

Carl W. Marker

Portfolio Manager

	IMS Strategic	Merrill Lynch US
	Income Fund	Corporate Master Index
9/30/2002
11/5/2002	10,000.00	10,000.00
12/31/2002	10,566.73	10,478.40
3/31/2003	11,700.06	10,743.75
6/30/2003	11,808.85	11,278.43
9/30/2003	11,657.77	11,275.73
12/31/2003	11,946.13	11,349.15
3/31/2004	12,093.05	11,723.70
6/30/2004	11,669.08	11,333.77
9/30/2004	11,804.18	11,801.05
12/31/2004	12,955.93	11,963.66
3/31/2005	12,546.46	11,853.78
6/30/2005	12,759.73	12,264.92

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings – (Unaudited)

1As a percent of net assets.

Common Stock of Companies with Market Cap $1 to $15 Billion 74.83%	74.83%
Money Market Securities 15.73%	15.73%
Common Stock of Other Companies 7.23%	7.23%
Corporate Bonds 1.70%	1.70%
Other assets less liabilities 0.51%	0.51%

The Capital Value Fund generally invests in the common stocks of mid-sized U.S. companies. Companies selected generally will have total market capitalization of $1 to $15 billion.

1As a percent of net assets.

Equity Securities 54.34%	54.34%
Money Market Securities (Cash) 15.25%	15.25%
Fixed Income Securities 30.60%	30.60%
Liabilities in excess of other assets (0.19)%	-0.19%

Based on its assessment of various segments of the market, the Advisor will shift the Allocation Fund’s assets among four broad classes: equities, fixed income, companies that invest in real estate (such as REITs) and cash equivalents.

1As a percent of net assets.

Equity Securities 36.73%	36.73%
Fixed Income Securities 59.29%	59.29%
Money Market Securities (Cash) 3.13%	3.13%
Other assets less liabilities 0.85%	0.85%

The Income Fund’s advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of income producing securities in order to produce current income.

Availability of Portfolio Schedule – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 through June 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds
IMS Capital Value Fund
Schedule of Investments
June 30, 2005

Common Stocks - 82.06%	Shares	Value
Aerospace Technologies - 1.28%		
Alliant Techsystems, Inc. (a)	16,600	$ 1,171,960
Banks & Financial Services - 10.14%		
A.G. Edwards, Inc.	30,200	1,363,530
BISYS Group, Inc. (a)	49,600	741,024
E*Trade Group, Inc. (a)	184,100	2,575,559
First Horizon National Corp.	24,200	1,021,240
Huntington Bancshares, Inc.	95,300	2,300,542
T. Rowe Price Associates, Inc.	20,100	1,258,260
		9,260,155
Cable & Other Pay Television Services - 2.08%		
Comcast Corp. - Class A (a)	62,000	1,903,400
Chemicals - 1.45%		
Cytec Industries, Inc.	33,300	1,325,340
Communications - 5.04%		
Centurytel, Inc.	65,900	2,282,117
Harris Corp.	44,400	1,385,724
Tellabs, Inc. (a)	107,300	933,510
		4,601,351
Computer Related Services & Equipment - 5.53%		
Amdocs Ltd.	46,700	1,234,281
CheckFree Corp. (a)	27,300	929,838
Check Point Software Technologies Ltd. (a)	32,700	647,460
Computer Sciences Corp. (a)	51,200	2,237,440
		5,049,019
Consumer Discretionary Goods - 0.70%		
Eastman Kodak Co.	23,900	641,715
Drilling Oil and Gas Wells - 1.84%		
Trinidad Energy Services Income Trust	165,000	1,684,650
Electrical Components - 4.17%		
Arrow Electronics, Inc. (a)	31,000	841,960
LSI Logic Corp. (a)	267,100	2,267,679
Thomas & Betts Corporation (a)	24,900	703,176
		3,812,815
Energy - 1.19%		
Xcel Energy, Inc.	55,800	1,089,216

See accompanying notes which are an integral part of the financial statements.

18

IMS Funds
IMS Capital Value Fund
Schedule of Investments - continued
June 30, 2005

Common Stocks - 82.06% - continued	Shares	Value
Food & Beverage - 3.79%		
PepsiAmericas, Inc.	74,900	$ 1,921,934
Tyson Foods, Inc. - Class A	86,500	1,539,700
		3,461,634
Healthcare - 12.74%		
Apria Healthcare Group, Inc.	67,300	2,331,272
CIGNA Corp.	8,500	909,755
Gentiva Health Services, Inc. (a)	103,900	1,855,654
Humana, Inc. (a)	62,000	2,463,880
LifePoint Hospitals, Inc. (a)	43,300	2,187,516
Manor Care, Inc.	47,700	1,895,121
		11,643,198
Insurance - 9.25%		
Aon Corp.	87,800	2,198,512
Lincoln National Corp.	59,100	2,772,972
Loews Corp.	15,800	1,224,500
Nationwide Financial Services, Inc. - Class A	59,500	2,257,430
		8,453,414
Miscellaneous Furniture & Fixtures - 1.22%		
Hillenbrand Industries, Inc.	22,100	1,117,155
Personal Services - 10.40%		
Cendant Corp.	28,000	626,360
Equifax, Inc.	69,200	2,471,132
H & R Block, Inc.	31,600	1,843,860
SEI Investment Co.	48,600	1,815,210
Service Corporation International	341,800	2,741,236
		9,497,798
Pharmaceutical Goods - 5.77%		
Bausch & Lomb, Inc.	18,200	1,510,600
Cephalon, Inc. (a)	35,000	1,393,350
King Pharmaceuticals, Inc. (a)	138,600	1,444,212
Watson Pharmaceuticals, Inc. (a)	31,200	922,272
		5,270,434
Refuse Systems - 2.04%		
Republic Services, Inc.	51,700	1,861,717
Retail - 1.22%		
Rite Aid Corp. (a)	266,000	1,111,880

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

IMS Funds
IMS Strategic Income Fund
Schedule of Investments
June 30, 2005

Common Stocks - 18.08%	**Shares**	**Value**
Banks - 1.18%		
JPMorgan Chase & Co. (a)	21,300	$ 752,316
Chemicals - 0.81%		
Dow Chemical Company(a)	11,700	521,001
Crude Petroleum & Natural Gas - 1.42%		
Enterprise Products Partners LP	33,900	908,181
Electric & Other Services Combined - 0.99%		
Ameren Corp.	11,500	635,950
Food & Beverage - 0.97%		
ConAgra Foods, Inc.	26,800	620,688
Food & Kindred Products - 0.94%		
B&G Foods, Inc.	41,000	600,240
Investment Advice - 2.60%		
Alliance Capital Management Holding LP	15,700	733,818
Allied Capital Corp.	32,000	931,520
		1,665,338
Packaging Products - 0.96%		
Tupperware Corp.	26,200	612,294
Pharmaceutical Preparations - 2.64%		
Bristol Myers Squibb Co.	22,900	572,042
Merck & Co., Inc.	19,400	597,520
Pfizer, Inc. (a)	18,900	521,262
		1,690,824
Real Estate Investment Trusts - 2.26%		
RioCan Real Estate Investment Trust	38,700	631,971
Thornburg Mortgage, Inc.	28,000	815,640
		1,447,611
Services - 1.50%		
The ServiceMaster Company	40,700	544,973
Traffix, Inc.	83,000	416,660
		961,633
Telephone Communications - 0.88%		
Verizon Communications, Inc.	16,300	563,165

See accompanying notes which are an integral part of the financial statements.

IMS Funds
IMS Strategic Income Fund
Schedule of Investments - continued
June 30, 2005

Common Stocks - 18.08% - continued	**Shares**	**Value**
Tobacco Products - 0.93%		
UST, Inc.	13,100	$ 598,146
TOTAL COMMON STOCKS (Cost $11,301,984)		11,577,387
Preferred Securities - 8.33%		
AES Trust III, 6.750%	11,500	550,562
Dillards Capital Trust I, 7.500%	19,500	477,750
Felcor Lodging Trust, Inc., $1.95	57,400	1,406,300
Hillman Group Capital Trust, 11.600%	49,400	1,427,660
Metropolitan Mortgage & Securities, Inc., 9.998% (b)(c)	63,400	-
United Rentals Trust, 6.500%	11,500	483,000
Western United Holding, 8.501% (d)	66,812	985,477
TOTAL PREFERRED SECURITIES (Cost $6,951,152)		5,330,749
Mutual Funds - 21.57%		
Canadian Open End Mutual Funds - 7.29%		
Arctic Glacier Income Fund	91,500	818,010
BFI Canada Income Fund	27,500	612,975
Connors Brothers Income Fund	41,600	512,928
Gateway Casinos Income Fund	35,900	566,861
KCP Income Fund	74,000	692,640
TransForce Income Fund	62,500	851,250
Tree Island Wire Income Fund	47,800	614,230
		4,668,894
Open End Mutual Funds - 8.93%		
Fidelity Advisor Floating Rate Income Fund	190,332	1,891,903
J.P. Morgan Fleming Emerging Markets Debt Fund	199,261	1,827,227
Kelmoore Strategy Fund	37,482	1,994,787
		5,713,917
Closed End Mutual Funds - 5.35%		
Advent Claymore Convertible Securities & Income Fund	22,800	553,128
Alliance World Dollar Government Fund, Inc.	138,000	1,722,240
Corporate High Yield Fund V, Inc.	38,500	565,950
Pimco Corporate Opportunity Fund	34,200	585,162
		3,426,480
TOTAL MUTUAL FUNDS (Cost $13,293,290)		13,809,291

See accompanying notes which are an integral part of the financial statements.

IMS Funds
IMS Strategic Income Fund
Schedule of Investments - continued
June 30, 2005

Investment Trust - 8.23%	**Shares**	**Value**
Canadian Investment Trust - 6.71%		
ARC Energy Trust	40,900	$ 665,852
Bonavista Energy Trust	24,800	628,432
Medical Facilities Corporation	50,000	534,500
Progress Energy Trust	59,000	627,760
Student Transport of America, Inc. (b)	53,800	592,876
TerraVest Income Fund	53,200	597,436
Vermilion Energy Trust	34,000	648,380
		4,295,236
Investment Trust - 1.52%		
Trinidad Energy Services Income Trust	95,100	970,971
TOTAL INVESTMENT TRUST (Cost $4,892,947)		5,266,207

Corporate Bonds - 39.80%	**Principal Amount**	
Allied Waste North America, 7.375%, 4/15/2014	$ 900,000	837,000
Bally Total Fitness Holdings, Series D, 9.875%, 10/15/2007	1,300,000	1,140,750
Charter Communications Holdings, LLC, 10.750%, 10/1/2009	1,000,000	777,500
Curative Health Services, 10.750%, 5/01/2011	1,700,000	1,283,500
Cenveo Corp., 7.875%, 12/01/2013	1,500,000	1,432,500
Dobson Communications Corp., 8.875%, 10/1/2013	600,000	552,000
Fairfax Financial Holdings, 7.375%, 4/15/2018	1,525,000	1,296,250
Ford Motor Co., 7.250%, 10/01/2008	1,800,000	1,784,151
Ford Motor Co., 7.875%, 6/15/2010	1,500,000	1,483,794
General Motors, 6.375%, 5/01/2008	2,250,000	2,126,250
General Motors, 8.000%, 11/01/2031	1,600,000	1,431,379
Integrated Electrical Services, 9.375%, 2/1/2009	1,100,000	827,750
Land O Lakes, Inc., 8.750%, 11/15/2011	1,500,000	1,518,750
Level 3 Communications, Inc., 11.250%, 3/15/2010	2,000,000	1,590,000
Level 3 Communications, Inc., 6.000%, 3/15/2010	900,000	472,500
Lucent Technologies, 6.450%, 3/15/2029	2,000,000	1,800,000
Pinnacle Foods Holding, 8.250%, 12/01/2013	600,000	540,000
Qwest Capital Funding, 7.625%, 8/3/2021	1,475,000	1,309,063
Regeneron Pharmaceutical, 5.500%, 10/17/2008	500,000	435,000
Remington Arms Company, 10.500%, 2/1/2011	1,200,000	1,140,000
Sinclair Broadcast, 7.000%, 9/15/2012	650,000	547,625
Tenet Healthcare Corp., 6.375%, 12/1/2011	1,200,000	1,149,000
TOTAL CORPORATE BONDS (Cost $25,423,034)		25,474,762

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

IMS Funds
Statements of Assets and Liabilities
June 30, 2005

	IMS Capital Value Fund	IMS Strategic Allocation Fund	IMS Strategic Income Fund
Assets			
Investments in securities:			
At cost	$ 78,199,963	$ 22,032,550	$ 64,425,747
At value	$ 90,910,135	$ 23,285,341	$ 63,471,736
Dividends receivable	102,570	19,118	173,794
Receivable for fund shares sold	605,859	10,064	64,680
Prepaid expenses	2,180	817	1,499
Interest receivable	22,518	52,659	490,246
Total assets	91,643,262	23,367,999	64,201,955
Liabilities			
Call options written (premiums received $8,517)	-	-	3,660
Payable for fund shares redeemed	157,198	86,835	91,614
Payable to advisor	76,268	23,731	65,777
Accrued expenses	22,010	8,742	17,081
Payable to affiliates	14,156	6,441	9,342
Payable to trustees and officer	481	471	481
Payable for investments purchased	-	-	1,562
Total liabilities	270,113	126,220	189,517
Net Assets:	$ 91,373,149	$ 23,241,779	$ 64,012,438
Net Assets consist of:			
Paid in capital	$ 72,568,964	$ 21,952,286	$ 67,091,374
Accumulated undistributed net investment income	-	-	156,409
Accumulated undistributed net realized gain (loss) on:			
Investments	6,094,013	36,702	(2,286,191)
Net unrealized appreciation (depreciation) on:			
Investments	12,710,172	1,252,791	(954,011)
Options	-	-	4,857
	$ 91,373,149	$ 23,241,779	$ 64,012,438
Shares outstanding (unlimited number of shares authorized)	4,937,774	1,890,745	6,177,671
Net asset value and offering price per share	$ 18.50	$ 12.29	$ 10.36
Redemption price per share (a)	$ 18.41	$ 12.23	$ 10.31

(a) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

IMS Funds

Notes to the Financial Statements

June 30, 2005

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Allocation Fund (the “Strategic Allocation Fund”) and the IMS Strategic Income Fund (the “Strategic Income Fund”) were organized as non-diversified series of the Trust on June 6, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund, (collectively, the “Funds”), is one of a series of funds currently authorized by the Trustees. Each of the Value Fund, Allocation Fund and the Income Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Allocation Fund and the IMS Strategic Income Fund, respectively, each a series of AmeriPrime Funds on August 31, 2004 (each a “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Allocation Fund and the Strategic Income Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Allocation Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”). When pricing securities using the fair value guidelines adopted by the Board, the Advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. Fair values assigned to securities in the Fund’s portfolio will be adjusted, to the extent necessary, as soon as market prices become available.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being

IMS Funds

Notes to the Financial Statements

June 30, 2005 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Option writing - When a Fund writes an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. Each Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Federal Income Taxes- There is no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions- The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Allocation Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense

IMS Funds

Notes to the Financial Statements

June 30, 2005 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended June 30, 2005, net investment loss of $299,218 for the Capital Value was reclassified to paid-in-capital and net investment loss of $103,337 for the Allocation Fund was reclassified to accumulated undistributed net realized short-term gains.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of each Fund. For the year ended June 30, 2005, the Advisor earned fees, before reimbursement, of $1,030,014, $273,380 and $720,322 from the Value Fund, Allocation Fund and Income Fund, respectively.

The Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.48% of average daily net assets with respect to the Value Fund, and 1.96% of average daily net assets with respect to the Allocation Fund and Income Fund, through August 31, 2006. Prior to August 31, 2004, the Advisor had contractually agreed to waive fees and/or reimburse expenses to maintain total operating expenses at 1.59% of average daily net assets for the Value Fund. For the year ended June 30, 2005, the Advisor waived fees of $100,826 for the Value Fund. With respect to the Allocation Fund and Income Fund, any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. For the year ended June 30, 2005, the Allocation and Income Fund repaid $24,326 and $6,302, respectively, to the Advisor. The Income Fund has re-paid the Advisor for all reimbursed expenses. The remaining amounts subject to repayment by the Allocation Fund, pursuant to the aforementioned conditions, at June 30, 2005, were as follows:

At June 30, 2005, the Advisor was owed $76,268, $23,731, and $65,777 from the Value Fund, Allocation Fund and Income Fund, respectively, for its advisory services.

Each Fund retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For those services Unified receives a monthly fee from each Fund equal to an annual rate of 0.10% of the Fund’s average daily net assets under $50 million, 0.07% of the Fund’s average daily net assets from $50 million to $100 million, 0.05% of the Fund’s average daily net assets from $100 million to $150 million, and 0.03% of the Fund’s average daily net assets over $150 million, (subject to a minimum fee of $2,500 per month). For the year ended June 30, 2005, Unified earned $72,525, $29,983, and $57,732 from the Value Fund, Allocation Fund, and Income Fund, respectively, for administrative services.

IMS Funds

Notes to the Financial Statements

June 30, 2005 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Each Fund also retains Unified to act as each Fund’s transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from each Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250), plus reimbursement of out-of-pocket expenses, for these transfer agency services. For the year ended June 30, 2005, Unified earned fees of $28,057, $15,316, and $17,954 from the Value Fund, Allocation Fund, and Income Fund, respectively, for transfer agent services provided to the Funds and received $25,185, $9,209, and $13,592 from the Value Fund, Allocation Fund, and Income Fund, respectively, in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Funds. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.05% of the Fund’s assets up to $50 million, 0.04% of the Fund’s assets from $50 million to $100 million, 0.03% of the Fund’s assets from $100 million to $150 million, and 0.02% of the Fund’s net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,666). For the year ended June 30, 2005, Unified earned $38,572, $19,000, and $25,740 from the Value Fund, Allocation Fund, and Income Fund, respectively, for fund accounting services. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

Each Fund retains Unified Financial Securities, Inc., (the “Distributor”) a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor by the Funds for the year ended June 30, 2005. A Trustee and certain officers of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor) and an officer of the Trust is an officer of the Distributor. As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the year ended June 30, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

IMS Funds

Notes to the Financial Statements

June 30, 2005 - continued

NOTE 4. INVESTMENTS - continued

As of June 30, 2005, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At June 30, 2005, the aggregate cost of securities, excluding options contracts, for federal income tax purposes was $78,280,779, $22,075,920, and $65,036,988 for the Value Fund, Allocation Fund, and Income Fund, respectively. As of June 30, 2005, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and post-October losses.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2005, National Financial Securities Corp. (“National Financial”) held 48.99% of the Value Fund, 81.38% of the Allocation Fund, and 59.53% of the Income Fund, in an omnibus account for the benefit of others. As a result, National Financial may be deemed to control each Fund.

NOTE 7. WRITTEN CALL OPTIONS

Income Fund. As of June 30, 2005 portfolio securities valued at $1,794,579 were held in escrow by the custodian as cover for written call options by the Income Fund.

Transactions in written call options during the fiscal year ended June 30, 2005 for the Income Fund were as follows:

IMS Funds

Notes to the Financial Statements

June 30, 2005 - continued

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. On December 28, 2004, the Value Fund paid long-term and short-term capital gains distributions totaling $0.9712 per share to shareholders of record on December 27, 2004.

The tax characterization of distributions for the fiscal years ended June 30, 2005 and 2004 was as follows:

Allocation Fund. On December 28, 2004, the Allocation Fund paid a long-term capital gain distribution of $0.0899 per share to shareholders of record on December 27, 2004. On March 15, 2005, the Allocation Fund paid a short-term capital gain distribution of $0.2188 per share to shareholders of record on March 14, 2005.

The tax characterization of distributions for the fiscal year ended June 30, 2005 and 2004 was as follows:

Income Fund. For the year ended June 30, 2005, the Income Fund paid monthly income distributions totaling $0.6380 per share. For the year ended June 30, 2005, the Income Fund paid a monthly short-term capital gain distribution totaling $0.0535 per share. On December 31, 2004, the Income Fund paid a short-term capital gain distribution of $0.0372 per share to shareholders of record on December 27, 2004. On December 28, 2004, the Income Fund paid long-term and short-term capital gains distributions totaling $0.4124 per share to shareholders of record on December 27, 2004.

The tax characterization of distributions for periods ended June 30, 2005 and 2004 was as follows:

IMS Funds

Notes to the Financial Statements

June 30, 2005 - continued

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

As of June 30, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of June 30, 2005, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and post-October losses.

NOTE 9. CAPITAL LOSS CARRYFORWARDS

As of June 30, 2005, the Income Fund had capital loss carryforwards available for federal income tax purposes of $1,674,950, expiring in 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

IMS Capital Value Fund

IMS Strategic Allocation Fund

IMS Strategic Income Fund

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities of the IMS Funds, consisting of IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, including the schedules of investments, as of June 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period indicated prior to June 30, 2004 were audited by McCurdy and Associates CPA’s Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy and Associates CPA’s Inc. expressed unqualified opinions on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the IMS Funds as of June 30, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

August 8, 2005

TRUSTEES AND OFFICERS (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime Funds since 1995 and AmeriPrime Advisors Trust since July 2002; Trustee of CCMI Funds since June 2003; Trustee of Access Variable Insurance Trust since April 2003.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust since November 2002 and AmeriPrime Funds since December 2002; Trustee of CCMI Funds since June 2003.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Advisors Trust since November 2002 and AmeriPrime Funds since December 2002; Trustee of CCMI Funds since June 2003.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust since November 2002 and AmeriPrime Funds since December 2002; Trustee of CCMI Funds since June 2003.

Anthony J. Ghoston (1959) President, July 2004 to present

Executive Vice President of Unified Fund Services, Inc., the Trust’s administrator, since June 2004, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Funds, AmeriPrime Advisors Trust, and CCMI Funds since July 2004.

Thomas G. Napurano (1941) Chief Financial Officer and Treasurer, December 2002 to present

Chief Financial Officer and Executive Vice President of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, since 1989, Director from 1989 to March 2002; Director of Unified Financial Securities, Inc., the Trust’s distributor, since December 2004, Chief Financial Officer and Executive Vice President since June 1990; Executive Vice President, Treasurer, and Chief Financial Officer of Unified Fund Services, Inc., the Trust’s administrator, since 1990, Director since 2004; Treasurer and Chief Financial Officer of AmeriPrime Funds and AmeriPrime Advisors Trust since October 2002; Treasurer and Chief Financial Officer of CCMI Funds since June 2003; Treasurer of The Unified Funds from 1994 to 2002 and Firstar Select Funds from 1997 to 2000.

Freddie Jacobs, Jr., CPA (1970) Secretary, September 2004 to present

Vice President of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Secretary of AmeriPrime Funds, AmeriPrime Advisors Trust, and CCMI Funds since September 2004; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Funds, AmeriPrime Advisors Trust, and CCMI Funds since October 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since December 2004 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust and Unified Series Trust. The Fund Complex currently consists of 30 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Fund Complex.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Freddie Jacobs, Jr., Chief Financial Officer and Treasurer

Heather Barnes, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97266

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT ACCOUNTANTS

Cohen McCurdy, Ltd.

826 Westpoint Pkwy., Suite 1250

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2004	$ 24,980
FY 2005	$ 23,975

(b)	Audit-Related Fees
Registrant

FY 2004	$ 0
FY 2005	$ 0
Nature of the fees:

(c)	Tax Fees
Registrant

FY 2004	$ 2,025
FY 2005	$ 2,700

Nature of the fees:	prepare tax returns

(d)	All Other Fees
Registrant

FY 2004	$ 0
FY 2005	$ 0
Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2004	$ 0
FY 2005	$ 0

(h)        Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10. Controls and Procedures. (Check disclosure controls for requirement of meeting)

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of June 16, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*	/s/ Anthony Ghoston
Anthony Ghoston, President

Date	August 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*             /s/ Anthony Ghoston

Anthony Ghoston, President

Date	August 30, 2005

By

*            /s/ Freddie Jacobs, Jr.

             Freddie Jacobs, Jr., Chief Financial Officer and Treasurer

Date	August 30, 2005